OTHER RECEIVABLES AND PREPAYMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of Other Receivables and Prepayments [Abstract]
OTHER RECEIVABLES AND PREPAYMENTS
9	OTHER RECEIVABLES AND PREPAYMENTS

	2020	2019
	US$’000	US$’000
Deposits	291	346
Prepayments	3,471	2,693
Voyages in progress	9,126	10,377
Loan receivables	1,229	-
Other receivables	4,630	3,627
	18,747	17,043
Included in assets of a disposal group held for sale (Note 40) (i)	(7)	(92)
	18,740	16,951

(i)

For 2020, the amount represents only the assets relating to Training school that has been classified as held for sale in 2020. Amounts relating to Unicorn Tankers division disclosed as asset held for sale in 2019 and 2020 are included in Note 40.

On 26 May 2020, the Group entered into a loan agreement with third party with respect to the sale of vessel Inyala. The loan receivable of $1,229,000 accrues interest at LIBOR plus 3.5% per annum and is repayable by December 2021. Any sums payable which are not paid when due, shall attract an additional 2% per annum over and above the rate of interest.

For purpose of impairment assessment, other receivables and loan receivables are considered to have low credit risk as they are not due for payment at the end of the reporting period and there has been no significant increase in the risk of default on the receivables since initial recognition. Accordingly, for the purpose of impairment assessment for these receivables, the loss allowance is measured at an amount equal to 12-month ECL. In determining the ECL, management has taken into account the historical default experience and the financial position of the counterparties, adjusted for factors that are specific to the debtors and general economic conditions of the industry in which the debtors operate. No provision for loss allowance was made during 2020 and 2019.